Execution Version

Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats it as private and confidential.

AMENDMENT NO. 4
TO
MASTER COLLABORATION AGREEMENT

THIS AMENDMENT NO. 4 TO MASTER COLLABORATION AGREEMENT (this “Amendment No. 4”) is made as of July 29, 2022 (the “Amendment No. 4 Signing Date”) by and between CENTURY THERAPEUTICS, INC. (f/k/a Century Therapeutics, LLC) having a principal place of business at 3675 Market St., Philadelphia, PA 19104 USA (“Century”) and FUJIFILM Cellular Dynamics, Inc., having a place of business at 525 Science Drive, Madison WI 53711, USA (“FCDI”).  Century and FCDI are each referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, Century and FCDI are parties to a certain Master Collaboration Agreement having a Signing Date of October 21, 2019, as amended by Amendment No. 1 having an Amendment No. 1 Signing Date of June 24, 2020, Amendment No. 2 having an Amendment Effective Date of March 23, 2021, and Amendment No. 3 having an Amendment Effective Date of March 29, 2021 (“Amendment No. 3”) (the or this “Agreement”);

WHEREAS, Century and FCDI desire to confirm their understanding to clarify or add certain Services and/or Supporting Activities in the Research Plan and to make related adjustments to the Approved Research Budget for such additional Services as well as adjustments to certain cost estimates reflected in the Approved Research Budget effective as of October 1, 2021; Notwithstanding anything to the contrary herein, the terms and conditions of the Agreement, as amended hereby, will govern the Services and Supporting Activities which have been performed between October 1, 2021 (the “Amendment No. 4 Effective Date”) and the Amendment No. 4 Signing Date and the remuneration payable to FCDI for such Services;

WHEREAS, Century and FCDI desire to amend the Agreement as set forth herein; and

WHEREAS, Century and FCDI also desire to hereby confirm their understanding that, by email message from Century (Andrew Pike) to FCDI (Margaret Phillips) sent on June 1, 2022, Century thereby gave FCDI written notice of Century’s cancellation of the GMP Manufacturing Suite reserved for Century as contemplated in the Research Plan as attached as Exhibit A-1 to this Amendment No. 4.

THEREFORE, the Parties agree as follows:

Article 1.AMENDMENTS

1.1	Amendment of Research Plan. The Research Plan as attached to the Agreement for the period commencing on the Amendment No. 4 Effective Date and ending September 30, 2025 hereby is amended to include, as part of the Research Plan set forth in Exhibit A-1, the Research Plan as attached as Appendix 1 to Exhibit A-1 to this Amendment No. 4. The Parties acknowledge and agree that portion of the Research Plan as attached as Appendix 1 to Exhibit A-1 to this Amendment No. 4 reflects the Parties’ agreement, with respect to the Services and Supporting Activities not yet performed as of the Amendment No. 4 Effective Date, to amend the Research Plan set forth in Exhibit A-1 to provide for certain clarification or detailing of Services and/or Supporting Activities, or (as expressly indicated in such Appendix 1 to Exhibit A-1) for certain Services and/or Supporting Activities in addition to those, as set forth in the Research Plan set forth in Exhibit A-1. References in the Research Plan as attached as Exhibit A-1 to this Amendment No. 4 to “CTx” shall mean Century.

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Execution Version

1.2	Amendment of Approved Research Budget. The Approved Research Budget as attached to the Agreement for the period commencing October 1, 2021 and ending June 30, 2023[1] hereby is extended to end September 30, 2025 and amended to include, as part of the Approved Research Budget set forth in Exhibit C-1, the Approved Research Budget as attached as Appendix 1 to Exhibit C-1 to this Amendment No. 4.
1.3	Amendment of Section 3.2. Section 3.2 of the Agreement is hereby amended by inserting at the end of such section the following:
(v)	Certain Century Licensed Technology. Century represents and warrants to FCDI that [***].

Article 2.MISCELLANEOUS

2.1	Capitalized Terms. Capitalized terms used, but not otherwise defined herein, shall have the meanings assigned to them in the Agreement.
2.2	No Other Amendments. Except as expressly set forth in this Amendment No. 4, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.
2.3

Counterparts and Signatures.  This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.  Signatures to this Amendment No. 4 transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

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1 The subheading in Exhibit C-1 in Amendment No. 3 has a typographical error; i.e., “(August 1, 2020 through June 30, 2022)” should instead be “(August 1, 2020 through June 30, 2023)”.

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 as of the Amendment No. 4 Signing Date.

CENTURY THERAPEUTICS, INC.	FUJIFILM CELLULAR DYNAMICS, INC.

By: /s/ Michael Diem, M.D.	By: /s/ Tomoyuki Hasegawa
Name: Michael Diem, M.D.	Name: Tomoyuki Hasegawa
Title: Chief Business Officer	Title: President and Chief Executive Officer

Appendix 1 to Exhibit A-1 Research Plan

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